UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 16, 2017

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(713) 963-9522

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 (§230.405 of this chapter) of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.03	Bankruptcy or Receivership.

On May 17, 2017, GulfMark Offshore, Inc. (“GulfMark”, the “Company” or the “Debtor”) filed a voluntary petition for relief (the “Petition” and the case commenced thereby, the “Bankruptcy Case”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to pursue a Chapter 11 Plan of the Debtor (as proposed, the “Plan”). The Debtor has filed a motion with the Bankruptcy Court seeking to administer the Bankruptcy Case under the caption In re GulfMark Offshore, Inc. No trustee has been appointed and the Company will continue to operate as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. To assure ordinary course operations, the Company is seeking approval from the Bankruptcy Court for a variety of “first day” motions, including authority to maintain bank accounts and other customary relief.

A summary of the key features of the Plan are described further in the Company’s Quarterly Report on Form 10-Q filed on May 10, 2017 in Part I, Item 2 under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Restructuring Support Agreement.” That description of the key terms of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 2.1 to this Form 8-K.

The Plan is subject to acceptance by the Debtor’s creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court. Information contained in the Plan and the disclosure statement dated May 17, 2017 relating to the Plan (the “Disclosure Statement”) is subject to change, whether as a result of amendments to the Plan, third-party actions, or otherwise.

This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation to vote for the Plan. The Bankruptcy Court has not yet approved the Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances and rejections of the Plan. Accordingly, the filing of the Disclosure Statement is not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Disclosure Statement be relied on for any purpose until a determination by the Bankruptcy Court that the Disclosure Statement contains adequate information.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Bankruptcy Case constitutes an event of default that accelerated the Company’s obligations under the Indenture, dated as of March 12, 2012, by and among the Company, as issuer, and U.S. Bank National Association, as trustee, with respect to the Company’s 6.375% Senior Notes due 2022 (the “Notes”). As of May 16, 2017, approximately $447.8 million in unpaid principal and interest was outstanding under the Notes. Any efforts to enforce such payment obligations under the Notes are automatically stayed as a result of the filing of the Petition and the holders’ rights of enforcement in respect of the Notes are subject to the applicable provisions of the Bankruptcy Code.

Additionally, the Company is a guarantor under (i) the Multicurrency Facility Agreement dated as of September 26, 2014, among GulfMark Americas, Inc., as borrower, each of the lenders from time to time party thereto, and The Royal Bank of Scotland plc, as administrative agent for the lenders (“RBS”), as amended, modified, or otherwise supplemented from time to time (the “Multicurrency Facility”), and (ii) the Secured Revolving Credit Facility Agreement, dated as of December 27, 2012, by and among GulfMark Rederi AS, as borrower, each of the Lenders from time to time party thereto and DNB Bank ASA (“DNB”), as amended, modified or otherwise supplemented from time to time (the “Norwegian Facility”). As of May 16, 2017, approximately $72.7 million in unpaid principal and interest was outstanding under the Multicurrency Facility and approximately $45.1 million in unpaid principal and interest was outstanding under the Norwegian Facility. The commencement of the Bankruptcy Case constitutes an event of default under the Multicurrency Facility and the Norwegian Facility. Further, in respect of the event of default arising as a result of the commencement of the Bankruptcy Case, the Multicurrency Facility includes a provision that results in an automatic acceleration of the outstanding obligations, termination of the lending commitments and a requirement to cash-collateralize letters of credit in connection with such event of default (the “Automatic Acceleration Provisions”).  The Company is in discussions with RBS to extend its existing agreement to forbear from exercising rights or remedies under the related finance documents as a result of such event of default and other related events of default. Such forbearance would also include provisions negating the effect of, and rescinding, the Automatic Acceleration Provisions. At this time, RBS has not taken any action to enforce or exercise its rights and remedies arising in respect of the Company’s obligations under the Multicurrency Facility, including rights and remedies arising as a result of the Automatic Acceleration Provisions. There can be no assurance, however, that such agreement with RBS will be reached. Further, as previously disclosed, DNB has agreed to forbear from exercising rights or remedies under the related finance documents as a result of such default or event of default.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2017, GulfMark entered into an Amended and Restated Employment Agreement, dated effective as of May 11, 2017, with Quintin V. Kneen whereby GulfMark assumed the obligations of its subsidiary, GulfMark Americas, Inc., under the Employment Agreement, dated October 14, 2009, between GulfMark Americas, Inc. and Quintin V. Kneen.

The foregoing description of the Amended and Restated Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Employment Agreement which is attached hereto and filed as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On May 17, 2017, the Company issued a press release announcing the filing of the Petition and the commencement of the Bankruptcy Case. A copy of the press release is attached hereto as Exhibit 99.1.

Attached as Exhibit 99.2 is a copy of the Disclosure Statement which was filed with the Bankruptcy Court in connection with the Bankruptcy Case which is incorporated into this Item 7.01 by reference.

The Company is engaged in discussions with DNB to provide secured exit financing that may refinance some or all of the Company’s existing secured indebtedness. Further, in connection with its discussions with certain holders of the Notes (“Noteholders”) regarding a restructuring of the Company’s capital structure, on a confidential basis, the Company provided the financial forecasts (collectively, the “projections”) and other information furnished in Exhibit 99.3 hereto to the Noteholders. The Company and the Noteholders are parties to confidentiality agreements and the disclosure herein is being made in accordance with the terms of such confidentiality agreements. The projections and other information are included herein only because they were provided to the Noteholders. The projections were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The projections were prepared for internal use, capital budgeting and other management decisions and are subjective in many respects. The projections reflect numerous assumptions made by management of the Company with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove to be accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate performance of the Company or its affiliates compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

In accordance with General Instruction B.2 of Form 8-K, Exhibits 99.1, 99.2 and 99.3 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1, 99.2 and 99.3 be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and other information furnished herein, including Exhibits 99.1, 99.2 and 99.3, contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “believe,” “expect,” “expected to be,” “anticipate,” “plan,” “intend,” “foresee,” “forecast,” “continue,” “can,” “will,” “will continue,” “may,” “should,” “would,” “could” or other similar expressions that are intended to identify forward-looking statements. In addition, any statement concerning future financial performance, ongoing business strategies or prospects are also forward-looking statements as so defined. These forward-looking statements are based on GulfMark’s current assumptions, expectations and beliefs concerning future developments and their potential effect on the Company. While management believes that these forward-looking statements were reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates. In addition, there can be no assurance that GulfMark has accurately identified and properly weighed all of the factors that affect market conditions and demand for its vessels, that the information upon which GulfMark has relied is accurate or complete, that its analysis of the market and demand for its vessels is correct or that the strategy based on such analysis will be successful. Statements made in this report that contain forward-looking statements may include information concerning differences between actual and projected results and any future agreement with any holders of GulfMark’s debt and/or equity securities. These types of statements are based on current expectations about future events and inherently are subject to certain significant risks, uncertainties and assumptions, many of which are beyond GulfMark’s control, which could cause actual results to differ materially from those expected, projected or expressed in forward-looking statements. It should be understood that it is not possible to predict or identify all risks, uncertainties and assumptions. These risks, uncertainties and assumptions include, among others, risks of insufficient access to sources of liquidity; operational risk; the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; and other material factors that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including GulfMark’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements. These forward-looking statements should not be regarded as representations that the projected or anticipated outcomes can or will be achieved. Forward-looking statements included in this report are based only on information currently available to GulfMark and speak only as of the date of this report. GulfMark expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or beliefs with regard to the statement or any change in events, conditions or circumstances on which any forward-looking statement is based, whether as a result of new information, future events or otherwise.

Nothing in this Current Report on Form 8-K (including, without limitation, the exhibits furnished as Exhibits 99.1, 99.2 and 99.3) shall constitute a solicitation of any holders of any of GulfMark’s indebtedness or GulfMark’s securities with respect to the matters contemplated in the Plan or Disclosure Statement or an offer to buy or sell, or a solicitation of an offer to buy or sell, any securities of GulfMark, which would be made only pursuant to definitive documents and an applicable exemption from the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)      Exhibits

2.1	Chapter 11 Plan of Reorganization of GulfMark Offshore, Inc. dated May 17, 2017
10.1	Amended and Restated Employment Agreement, dated effective as of May 11, 2017, among GulfMark Offshore, Inc., GulfMark Americas, Inc. and Quintin V. Kneen
99.1	Press Release dated May 17, 2017
99.2	Disclosure Statement for Chapter 11 Plan of Reorganization of GulfMark Offshore, Inc. dated May 17, 2017
99.3	Noteholder Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, GulfMark has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017	GULFMARK OFFSHORE, INC.

	By:	/s/ James M. Mitchell
James M. Mitchell
Executive Vice President & Chief Financial Officer